SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2023

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Performance-Vesting Equity Grants

The Board of Directors (the “Board”) and the Compensation and Benefits Committee of the Board (the “Compensation Committee”) of Charter Communications, Inc. (the “Company”) approved a new 2023 Performance-Based Equity Program (the “2023 Program”) for certain employees of the Company, including certain named executive officers, effective February 22, 2023. The 2023 Program provides for the grant of five-year performance-vesting stock options to purchase shares of the Company’s Class A common stock (the “Performance-Vesting Options”) and five-year performance-vesting restricted stock units (“Performance-Vesting RSUs”) under the Company’s 2019 Stock Incentive Plan, as amended January 28, 2020 and as it may be further amended from time to time.

Participants in the 2023 Program include Christopher L. Winfrey, Richard J. DiGeronimo and Jessica Fischer, as well as certain other Executive Vice Presidents who elected to participate in the 2023 Program, including the Company’s Executive Vice President, Chief Commercial Officer, Adam Ray. Under the 2023 Program, participants received an award with a value equivalent to five times their annual equity grant value less the value of their award in January 2023. Accordingly, Mr. Winfrey received an award valued at approximately $68 million, Mr. DiGeronimo received an award valued at approximately $40 million and Ms. Fischer received an award valued at approximately $22 million. These awards were granted on February 22, 2023 (the “Grant Date”), with 90% of the units in each grant in the form of Performance-Vesting Options and 10% in the form of Performance-Vesting RSUs, which are subject to the following vesting conditions:

Price Hurdle Vesting Requirement	Approximate % of Performance-Vesting Options			Approximate % of Performance-Vesting RSUs
	Eligible to Vest on or after 3rd Anniversary of the Grant Date	Eligible to Vest on or after 4th Anniversary of the Grant Date	Eligible to Vest on or after 5th Anniversary of the Grant Date	Eligible to Vest on or after 3rd Anniversary of the Grant Date	Eligible to Vest on or after 4th Anniversary of the Grant Date	Eligible to Vest on or after 5th Anniversary of the Grant Date
$507 or $564*	6.7%	6.7%	6.7%	—%	—%	—%
$639	6.7%	6.7%	6.7%	—%	—%	—%
$798	6.7%	6.7%	6.7%	11.1%	11.1%	11.1%
$870	6.7%	6.7%	6.7%	11.1%	11.1%	11.1%
$988	3.3%	3.3%	3.3%	5.6%	5.6%	5.6%
$1,000	3.3%	3.3%	3.3%	5.6%	5.6%	5.6%
Percentages may not sum to 100% due to rounding.
*As further described below, the applicable price hurdle vesting requirement is $507 for Mr. DiGeronimo and Ms. Fischer and $564 for Mr. Winfrey as to this tranche of Performance-Vesting Options.

Performance-Vesting Options. The grants of Performance-Vesting Options to each of Mr. Winfrey, Mr. DiGeronimo and Ms. Fischer were made pursuant to a Performance-Based Stock Option Agreement with the time and price vesting provisions described below, generally subject to the optionee’s continued employment with the Company on each vesting date.

(i) Tranche I Performance Options: As to one-fifth of the total grant of Performance-Vesting Options (the “Tranche I Performance Options”), one-third of the Tranche I Performance Options will be first eligible to vest and become exercisable on each of the third, fourth and fifth anniversaries of the Grant Date (such options which have become so eligible, “Eligible Options,” and options which have not become so eligible, “Non-Eligible Options”). Tranche I Performance Options will vest and become exercisable if and when the Tranche I Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche I Performance Options first become Eligible Options, but not later than the sixth anniversary of the Grant Date (the “Vesting Eligibility Expiration Date”).

(ii) Tranche II Performance Options: As to one-fifth of the total grant of Performance-Vesting Options (the “Tranche II Performance Options”), one-third of the Tranche II Performance Options will first become Eligible Options on each of the third, fourth and fifth anniversaries of the Grant Date. Tranche II Performance Options will vest and become exercisable if and when the Tranche II Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche II Performance Options first become Eligible Options, but not later than the Vesting Eligibility Expiration Date.

(iii) Tranche III Performance Options: As to one-fifth of the total grant of Performance-Vesting Options (the “Tranche III Performance Options”), one-third of the Tranche III Performance Options will first become Eligible Options on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche III Performance Options will vest and become exercisable if and when the Tranche III Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche III Performance Options first become Eligible Options, but not later than the Vesting Eligibility Expiration Date.

(iv) Tranche IV Performance Options: As to one-fifth of the total grant of Performance-Vesting Options (the “Tranche IV Performance Options”), one-third of the Tranche IV Performance Options will first become Eligible Options on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche IV Performance Options will vest and become exercisable if and when the Tranche IV Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche IV Performance Options first become Eligible Options, but not later than the Vesting Eligibility Expiration Date.

(v) Tranche V Performance Options: As to one-tenth of the total grant of Performance-Vesting Options (the “Tranche V Performance Options”), one-third of the Tranche V Performance Options will first become Eligible Options on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche V Performance Options will vest and become exercisable if and when the Tranche V Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche V Performance Options first become Eligible Options, but not later than the Vesting Eligibility Expiration Date.

(vi) Tranche VI Performance Options: As to one-tenth of the total grant of Performance-Vesting Options (the “Tranche VI Performance Options”), one-third of the Tranche VI Performance Options will first become Eligible Options on each of third, fourth and fifth anniversaries of the Grant Date. The Tranche VI Performance Options will vest and become exercisable if and when the Tranche VI Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche VI Performance Options first become Eligible Options, but not later than the Vesting Eligibility Expiration Date.

With respect to the Performance-Vesting Options, the “Tranche I Measurement Standard,” “Tranche II Measurement Standard,” “Tranche III Measurement Standard,” “Tranche IV Measurement Standard,” “Tranche V Measurement Standard” and “Tranche VI Measurement Standard” (each, a “Measurement Standard”) mean achievement of an average of the per-share closing price of a share of the Company’s Class A common stock as reported on the principal exchange on which the shares are listed for trading for any 60 consecutive trading days commencing on or after the 60th trading day prior to the applicable anniversary of the Grant Date on which the options become Eligible Options, and ending not later than the Vesting Eligibility Expiration Date, of (A) $507 (for Mr. DiGeronimo and Ms. Fischer) or $564 (for Mr. Winfrey) as to the Tranche I Performance Options, (B) $639 as to the Tranche II Performance Options, (C) $798 as to the Tranche III Performance Options, (D) $870 as to the Tranche IV Performance Options, (E) $988 as to the Tranche V Performance Options, and (F) $1,000 as to the Tranche VI Performance Options. For Mr. Winfrey, who participated in the similar performance-based program in 2016, the Tranche I Measurement Standard of $564 is equivalent to the highest stock price hurdle under the 2016 awards.

All the Performance-Vesting Options have a 10-year term to exercise. The exercise price for the Performance-Vesting Options is $380.53, which is the average of the high and low price of the Company’s Class A common stock on NASDAQ on the Grant Date.

Performance-Vesting RSUs. The grants of Performance-Vesting RSUs to each of Mr. Winfrey, Mr. DiGeronimo and Ms. Fischer were made pursuant to a Performance-Based RSU Agreement pursuant to which the grantee may receive one share of the Company’s Class A common stock for each Performance-Vesting RSU upon vesting with the time and price vesting provisions described below, generally subject to the grantee’s continued employment with the Company on each vesting date.

(i) Tranche I Performance RSUs: As to one-third of the total RSUs (the “Tranche I Performance RSUs”), one-third of the Tranche I Performance RSUs will be first eligible to vest on each of the third, fourth and fifth anniversaries of the Grant Date (such RSUs which have become so eligible, “Eligible RSUs,” and RSUs which have not become so eligible, “Non-Eligible RSUs”)). Tranche I Performance RSUs will vest if and when the Tranche I RSU Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche I Performance RSUs first become Eligible RSUs, but not later than the Vesting Eligibility Expiration Date.

(ii) Tranche II Performance RSUs: As to one-third of the total RSUs (the “Tranche II Performance RSUs”), one-third of the Tranche II Performance RSUs will first become Eligible RSUs on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche II Performance RSUs will vest if and when the Tranche II RSU Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche II Performance RSUs first become Eligible RSUs, but not later than the Vesting Eligibility Expiration Date.

(iii) Tranche III Performance RSUs: As to one-sixth of the total RSUs (the “Tranche III Performance RSUs”), one-third of the Tranche III Performance RSUs will first become Eligible RSUs on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche III Performance RSUs will vest if and when the Tranche III RSU Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche III Performance RSUs first become Eligible RSUs, but not later than the Vesting Eligibility Expiration Date.

(iv) Tranche IV Performance RSUs: As to one-sixth of the total RSUs (the “Tranche IV Performance RSUs”), one-third of the Tranche IV Performance RSUs will first become Eligible RSUs on each of the third, fourth and fifth anniversaries of the Grant Date. The Tranche IV Performance RSUs will vest if and when the Tranche IV RSU Measurement Standard (as defined below) is satisfied on or following the anniversary of the Grant Date on which such Tranche IV Performance RSUs first become Eligible RSUs, but not later than the Vesting Eligibility Expiration Date.

With respect to the Performance-Vesting RSUs, the “Tranche I RSU Measurement Standard,” “Tranche II RSU Measurement Standard,” “Tranche III RSU Measurement Standard” and “Tranche IV RSU Measurement Standard” (each, a “RSU Measurement Standard”) mean achievement of an average of the per-share closing price of a Share as reported on the principal exchange on which the Shares are listed for trading for any 60 consecutive trading days commencing on or after the 60th trading day prior to the applicable anniversary of the Grant Date on which the RSUs first become Eligible RSUs, and ending not later than the Vesting Eligibility Expiration Date, of (A) $798 as to the Tranche I Performance RSUs, (B) $870 as to the Tranche II Performance RSUs, (C) $988 as to the Tranche III Performance RSUs and (D) $1,000 as to the Tranche IV Performance RSUs. Any RSUs that remain unvested on the Vesting Eligibility Expiration Date will be forfeited and cancelled for no consideration.

Treatment upon a Change in Control. Upon a change in control, the applicable Measurement Standard as to each unvested option or RSU will be deemed satisfied if attained in connection with such change in control based solely on the highest price per share paid, or the value attributable to each share, in such change in control. Unvested options or RSUs as to which the applicable Measurement Standard is deemed attained in accordance with the change in control are referred to as “CIC Eligible Awards,” and any CIC Eligible Awards which were Eligible Options or Eligible RSUs at the time of the applicable change in control will vest (and, in the case of options, become exercisable) immediately prior to the change in control. If, following the change in control, the Performance-Vesting Options and Performance-Vesting RSUs continue to relate to publicly traded securities, (A) any CIC Eligible Awards which were Non-Eligible Options or Non-Eligible RSUs at the time of the change in control will vest (and, in the case of options, become exercisable) upon the date on which such options would have first become Eligible Options had the change in control not occurred, (B) options and RSUs that were Eligible Options and Eligible RSUs, respectively, at the time of the change in control but that did not become CIC Eligible Awards will vest if and when the applicable Measurement Standard is satisfied on or following the change in control, but not later than the Vesting Eligibility Expiration Date, and (C) any Non-Eligible Options or Non-Eligible RSUs which were not CIC Eligible Awards at the time of the change in control will become Eligible Options or Eligible RSUs on the applicable anniversary of the Grant Date on which the options and RSUs would have become Eligible Options and Eligible RSUs, respectively, and vest if and when the applicable Measurement Standard is satisfied on or following the anniversary of the Grant Date on which the options first become Eligible Options or the RSUs first became Eligible RSUs, but not later than the Vesting Eligibility Expiration Date. If, following the change in control, the Performance-Vesting Options and Performance-Vesting RSUs would not relate to publicly traded equity securities, the CIC Eligible Awards which were Non-Eligible Options or Non-Eligible RSUs at the time of the change in control will become vested (and, in the case of options, exercisable) immediately prior to the change in control, and unless otherwise determined by the Compensation Committee at the time of a change in control, all unvested options and unvested RSUs which do not become CIC Eligible Awards will be canceled and forfeited for no consideration.

Treatment upon a Termination of Employment. Any termination of employment of the applicable grantee other than by the Company without cause, by the grantee for good reason, or due to the grantee’s death or disability will result in all unvested options or RSUs following a change in control being forfeited. If the grantee’s employment is terminated by the Company without cause, by the grantee for good reason or due to death or disability on or within 30 days prior to a change in control, all CIC Eligible Awards will immediately vest upon the change in control, and if such termination occurs at any time following a change in control, all unvested CIC Eligible Awards and any unvested options or RSUs that have met any applicable Measurement Standard for any 60 consecutive trading days ending on the date of termination will immediately vest (and, in the case of options, become exercisable).

In addition, if Mr. Winfrey’s employment with the Company terminates upon the expiration of the term of the Winfrey Employment Agreement (as defined below) because the Company did not renew the term of such agreement, then Mr. Winfrey’s (A) unvested options and RSUs which were Eligible Options or Eligible RSUs on the date of expiration of the term of the Winfrey Employment Agreement and (B) unvested options and RSUs which were Non-Eligible Options or Non-Eligible

RSUs and would have first become Eligible Options or Eligible RSUs, respectively, from the date of expiration of the term of the Winfrey Employment Agreement through the second anniversary thereof, will, in each case, remain outstanding and eligible to vest until the second anniversary of the expiration of the term of the Winfrey Employment Agreement, but not later than the Vesting Eligibility Expiration Date. Any Non-Eligible Options or Non-Eligible RSUs that do not become Eligible Options or Eligible RSUs in accordance with the preceding sentence will be forfeited and cancelled for no consideration.

Except as set forth above, a termination of employment for any reason will not result in the vesting of any awards except in the case of death or disability. In the case of death or disability, awards that have met any applicable Measurement Standard for any 60 consecutive trading days ending on the date of such event will immediately vest (and, in the case of options, become exercisable). A termination of employment for cause results in vested and unvested Performance-Vesting Options as well as unvested Performance-Vesting RSUs being canceled.

The foregoing descriptions of the Performance-Based Stock Option Agreement and the Performance-Based RSU Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, the forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

In connection with the adoption of the 2023 Program, the Board and the Compensation Committee also approved amendments to the employment agreements for Mr. Winfrey and Mr. DiGeronimo, respectively, each as described below.

Employment Agreement Amendment for Mr. Winfrey

On February 22, 2023, the Company and Christopher L. Winfrey, President and Chief Executive Officer of the Company, entered into an employment agreement amendment (the “Winfrey Amendment”) to amend the Amended and Restated Employment Agreement by and between Mr. Winfrey and the Company, dated as of September 20, 2022 (the “Winfrey Employment Agreement”). Pursuant to the Winfrey Amendment, references to future annual equity grants to be provided to Mr. Winfrey were removed from the Winfrey Employment Agreement, and the Performance-Vesting Options and Performance-Vesting RSUs granted to Mr. Winfrey on the Grant Date were excluded from Section 12(i) (relating to the treatment of certain equity incentive awards upon termination of employment) of the Winfrey Employment Agreement.

The foregoing description of the Winfrey Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Winfrey Amendment, a copy of which is filed herewith as Exhibit 10.3.

Employment Agreement Amendment for Mr. DiGeronimo

On February 22, 2023, the Company and Richard J. DiGeronimo, President, Product and Technology of the Company, entered into an employment agreement amendment (the “DiGeronimo Amendment”) to amend the Employment Agreement by and between Mr. DiGeronimo and the Company, dated as of September 20, 2022 (the “DiGeronimo Employment Agreement”). Pursuant to the DiGeronimo Amendment, references to future annual equity grants to be provided to Mr. DiGeronimo were removed from the DiGeronimo Employment Agreement, and the Performance-Vesting Options and Performance-Vesting RSUs granted to Mr. DiGeronimo on the Grant Date were excluded from Section 12(e)(B) and (C) (relating to the treatment of certain equity incentive awards upon termination of employment) of the DiGeronimo Employment Agreement.

The foregoing description of the DiGeronimo Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the DiGeronimo Amendment, a copy of which is filed herewith as Exhibit 10.4.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Form of Performance-Vesting Stock Option Agreement.
10.2	Form of Performance-Vesting Restricted Stock Unit Agreement.
10.3	Amendment to Amended and Restated Employment Agreement dated as of February 22, 2023 by and between Charter Communications Inc. and Christopher L. Winfrey.
10.4	Amendment to Employment Agreement dated as of February 22, 2023 by and between Charter Communications Inc. and Richard J. DiGeronimo.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Date: February 24, 2023		Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings, LLC
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Date: February 24, 2023		Executive Vice President, General Counsel and Corporate Secretary

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Date: February 24, 2023		Executive Vice President, General Counsel and Corporate Secretary